                                                                    Exhibit 10.3


                                    FORM OF

                              SOFTWARE.COM, INC.

                            STOCK OPTION AGREEMENT

                            FOR JOHN L. MACFARLANE


     THIS STOCK OPTION AGREEMENT (the "Agreement") is made as of _________, 1998, between Software.com, Inc., a California corporation (the "Company"), and John L. MacFarlane (the "Optionee").

     1.   Grant of Option.  The Company hereby agrees to grant to the Optionee
          ---------------
an option (the "Option") to purchase __________ shares (the "Shares") of the Company's common stock (the "Common Stock") at an exercise price of $_____ per share (the "Exercise Price"), for an aggregate Exercise Price of $____________. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Exercise of Option.  This Option shall be exercisable during its term
          ------------------
as follows:

          (a) Right to Exercise.  This Option shall be exercisable during its
              -----------------
term in accordance with the Vesting Schedule set forth in subsection (b) below.

          (b) Vesting Schedule. Subject to the provisions of Section 10, twenty-
              ----------------
five percent (25%) of the Shares subject to the Option shall vest on the first anniversary of the Effective Date and 1/48 of the Shares shall vest on the _____ of each month thereafter, subject to Optionee's continuing to provide employment or consulting services to the Company as of each such date.

          (c) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A-1 (the "Exercise Notice"),
                                         -----------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price .

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.   Term of Option.  Subject to earlier termination as specified herein,
          --------------
this Option may be exercised until ten years after the Effective Date, after which this Option shall terminate.

     4.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
continuous status as an employee or consultant of the Company for any reason other than death or Disability (as defined in Section 5 below), this Option may be exercised for a period of three (3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in Section 3 above) to the extent that the Option is vested on the date of such termination. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     5.  Disability of Optionee.  In the event of termination of Optionee's
         ----------------------
continuous status as an employee or consultant of the Company as a result of Optionee's disability (within the meaning of Section 22(e)(3) of the Code) ("Disability"), this Option may be exercised for a period of twelve (12) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in Section 3 above) to the extent that the Option is vested on the date of such termination. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     6.  Death of Optionee.  In the event of the death of Optionee, the Option
         -----------------
may be exercised at any time within twelve (12) months following the date of Optionee's death (but in no event later than the expiration date of this Option as set forth in Section 3 above), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, to the extent that the Optionee was entitled to exercise the Option at the date of death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

     7.  Optionee's Representations.  In the event the Shares have not been
         --------------------------
registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A-2.
                   -----------

     8.  Method of Payment.  Payment of the aggregate Exercise Price shall be by
         -----------------
any of the following, or a combination thereof, at the election of the Optionee:

         (a) cash;

         (b) check; or

         (c) surrender of other shares of Common Stock which (i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a fair market value (as quoted on the Nasdaq NMS or other stock exchange or as determined by the Board of Directors of the Company (the "Board") in good faith) ("Fair Market Value") on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     9.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10.  Adjustments Upon Changes in Capitalization, Dissolution or Change of
          --------------------------------------------------------------------
          Control.
          -------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of Shares covered by this Option, as well as the Exercise Price of this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of stock subject to this Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent the Option has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger.  Subject to the provisions of paragraph (d) hereof, in the
              ------
event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

          (d) Termination Following A Change of Control.  If Optionee's
              -----------------------------------------
employment terminates as a result of an Involuntary Termination (as defined below) at any time during a period beginning two (2) months prior to, and ending six (6) months after a Change in Control (as defined below) , then one-half of the unvested portion of this Option (referred to herein as the "Unvested Portion") shall automatically be accelerated and the Optionee or the Optionee's representative, as the case may be, shall have the right to exercise all or any part of the Unvested Portion, provided however that in no condition shall Optionee be entitled to exercise any part of the Unvested Portion with a Dollar Value (as defined below) in excess of ten (10) times the Optionee's salary plus target bonus. Dollar Value shall mean the fair market value price per share less the exercise price per share multiplied by the number of shares covered by the Unvested Portion. Notwithstanding the foregoing, Optionee shall continue to be entitled to exercise the vested portion of this Option prior to the Change in Control as provided in this Agreement.

      As used herein, "Change of Control" shall mean:

           (i) the acquisition by any "person" or "group" of persons, as such terms are used in Sections 13(d) and 14(d) of the Exchange Act of the "beneficial ownership" (as defined in Rule 13-d3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided that "person" shall not include the Company, a subsidiary or a Company employee benefit plan (including any trustee of such plan acting as trustee), or any person (or any person acting as a group) which, as of the date of this Agreement, is the "beneficial owner" of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors;

           (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

           (iii) the approval by the shareholders of the Company of an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

      As used herein, "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the assignment to the Optionee of any duties, or the removal from or reduction or limitation of the Optionee's duties or responsibilities which in either case is inconsistent with the Optionee's position, organization level, duties, responsibilities, compensation and status with the Company immediately prior to a Change in Control; (ii) without the Optionee's express written consent, a substantial reduction of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction; (iii) a reduction by the Company in the base cash salary of the Optionee as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of Optionee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than twenty (20) miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors.

     Notwithstanding the foregoing, in the event that it is determined by the Board, upon receipt of a written opinion of the Company's independent public accountants, that the enforcement of this Section 10(d) would preclude accounting for any proposed business combination of the Company involving a Change of Control as a pooling of interests, and the Board otherwise desires to approve a proposed business transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, such paragraph of this Agreement shall be null and void, but only if the absence of enforcement of such paragraph hereof would preserve the pooling treatment. For purposes of this Section 10(d), the Board's determination shall require the unanimous approval of the disinterested members of the Board.

     11.  Tax Consequences.  Some of the federal tax consequences relating to
          ----------------
the exercise and disposition of this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercising the Option.  The Optionee may incur regular federal
              ---------------------
income tax liability upon exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee or a former employee, the Company will be required to withhold from his compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) Disposition of Shares.  If the Optionee holds Shares acquired upon
              ---------------------
exercise of the Option for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. Long-term capital gains are grouped and netted by holding periods. Net capital gains on assets held for more than 12 months is capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     12.  Entire Agreement; Governing Law.  This Agreement, the Exercise Notice
          -------------------------------
and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     13.  NO GUARANTEE OF CONTINUED SERVICE.  OPTIONEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICES AS AN EMPLOYEE OR CONSULTANT OF THE COMPANY AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED AN OPTION). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET

FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS AN EMPLOYEE OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                            SOFTWARE.COM, INC.

---------------------                --------------------------
Signature                            Signature

Name: John L. MacFarlane             Name: Craig A. Shelburne
                                     Title:   Vice President and General Counsel


Residence Address


------------------------------------
------------------------------------
------------------------------------

                                  EXHIBIT A-1
                                  -----------

                              SOFTWARE.COM, INC.

                                EXERCISE NOTICE


Software.com, Inc.
525 Anacapa St.
Santa Barbara, CA  93101


Attention:  Secretary

     a.  Exercise of Option.  Effective as of today, ___________, ___, the
         ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option (the "Option") to purchase _________ shares (the "Shares") of the common stock ("Common Stock") of Software.com, Inc.. (the "Company") under and pursuant to the Stock Option Agreement dated __________, 199__ (the "Agreement").

     b.  Delivery of Payment.  Optionee herewith delivers to the Company the
         -------------------
full exercise price for the Shares.

     c.  Representations of Optionee.  Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Agreement and agrees to abide by and be bound by its terms and conditions.

     d.  Rights as Shareholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Agreement.

     Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Notice, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     e.  Company's Right of First Refusal.  Before any Shares held by Optionee
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (1) Notice of Proposed Transfer.  The Holder of the Shares shall
              ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (2) Exercise of Right of First Refusal.  At any time within thirty
              ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (3) Purchase Price.  The purchase price ("Purchase Price") for the
              --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company (the "Board") in good faith.

          (4) Payment.  Payment of the Purchase Price shall be made, at the
              -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (5) Holder's Right to Transfer.  If all of the Shares proposed in the
              --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (6) Exception for Certain Family Transfers.  Anything to the contrary
              --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the

Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (7) Termination of Right of First Refusal.  The Right of First Refusal
              -------------------------------------
shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

     f.   Lock-Up Period.  Optionee hereby agrees that, if so requested by the
          --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     g.   Tax Consultation.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     h.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (1) Legends.  Optionee understands and agrees that the Company shall
              -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER

         OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

         (2) Stop-Transfer Notices.  Optionee agrees that, in order to ensure
             ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         (3) Refusal to Transfer.  The Company shall not be required (i) to
             -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     i.  Successors and Assigns.  The Company may assign any of its rights under
         ----------------------
this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.
Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his heirs, executors, administrators, successors and assigns.

     j.  Interpretation.  Any dispute regarding the interpretation of this
         --------------
Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Board or the committee thereof that administers the Agreement and/or Exercise Notice, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     k.  Governing Law; Severability.  This Exercise Notice shall be governed by
         ---------------------------
and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     l.  Notices.  Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     m.  Further Instruments.  The parties agree to execute such further
         -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

     n.  Entire Agreement.  The Agreement is incorporated herein by reference.
         ----------------
The Agreement, this Exercise Notice, and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.


Submitted by:                   Accepted by:

OPTIONEE:                       SOFTWARE.COM, INC.


By:_________________________    By:___________________________
John L. MacFarlane
                                Its:__________________________


Address:
-------

----------------------------
----------------------------
----------------------------

                                  EXHIBIT A-2
                                  -----------

                   INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:          JOHN MACFARLANE

COMPANY:           SOFTWARE.COM, INC.

SECURITY:          COMMON STOCK

AMOUNT:

DATE:


     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     1. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     2. Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     3. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Optionee, the exercise will be exempt from registration under

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

the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company,
(3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     4. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                         Signature of Optionee:


                         ___________________________________________

                         Date:________________________________, 19__

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